UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

September 2, 2025

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On September 2, 2025, the Board of Directors (the “Board”) of electroCore, Inc. (the “Company”) appointed Elena Bonfiglioli as a new Class II member of the Board. The term of each Class II director lasts until the Company’s 2026 annual meeting of stockholders. In connection with the appointment of Ms. Bonfiglioli to the Board, the size of the Board was increased by resolution of the Board from seven members to eight members on September 2, 2025.

Ms. Bonfiglioli, age 53, has been the Global Business Leader for Healthcare, Pharma Life Sciences of Microsoft Corporation (“Microsoft”) since January 2022. In this role, Ms. Bonfiglioli is responsible for go-to-market, commercial, pipeline development and strategic partnerships in artificial intelligence transformation across health providers, payors and life sciences’ organizations globally. Ms. Bonfiglioli has also been the Regional Business Leader for Health and Life Sciences of Microsoft’s Europe Middle East Africa (“EMEA”) region since August 2017. Previously, Ms. Bonfiglioli held other positions at Microsoft, including as Senior Director – Health Industry of the EMEA region. Since 2023, Ms. Bonfiglioli has been a member of the Drug Information Association (DIA) Pharma Advisory Council for EMEA. From time to time, Ms. Bonfiglioli has also served as an advisor to private biopharma and medtech organizations. Ms. Bonfiglioli holds a Master’s Degree in European Economics from the College of Europe, a Laurea Degree in Business and Managerial Economics from the University of Moderna, and a Licentiate Degree in applied economics from the University of Montpellier. The Board believes that Ms. Bonfiglioli’s business experience, and her knowledge of the life sciences and technology industries, qualify her to serve on the Board.

There are no arrangements or understandings between Ms. Bonfiglioli and any other persons pursuant to which she was selected as a director of the Company.

In connection with her appointment to the Board, Ms. Bonfiglioli will receive the Company’s standard non-employee director compensation, including an inaugural equity award, pursuant to the Company’s Non-Employee Director Compensation Policy, a copy of which was filed with the SEC as Exhibit 10.13 to the Company’s Registration Statement on Form S-1 on August 24, 2023. Additionally, Ms. Bonfiglioli and the Company will enter into the Company’s standard indemnification agreement for directors and executive officers, the form of which was filed with the SEC as Exhibit 10.14 to the Company’s Registration Statement on Form S-1/A on May 21, 2018.

Appointment of Chairman of the Board

On September 2, 2025, Thomas J. Errico, M.D., a Class II member of the Board, chairman of the Nominating and Governance committee of the Board, and member of the Compensation Committee of the Board, was appointed chairman of the Board. In his role as chairman of the Board, Dr. Errico succeeds F. Peter Cuneo, who, as previously announced, retired and did not stand for re-election to the Board at the Annual Meeting (as defined in Item 5.07).

The Company extends its deep gratitude and appreciation to Mr. Cuneo for his years of dedicated leadership and service to the Company and all its shareholders. Mr. Cuneo’s decision not to stand for re-election to the Board is not related to any disagreement with the Company or the Board regarding any matter related to the Company’s operations, policies or practices.

Appointment of Member to the Audit Committee

On August 1, 2025, James C. Theofilos, a new Class II director, was appointed to the Audit Committee of the Board.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 2, 2025, the Company held its Annual Meeting (the “Annual Meeting”). The total number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company entitled to vote at the Annual Meeting was 7,466,425 and there were present, in person or by proxy, 4,633,168 shares of Common Stock, which constituted a quorum for the Annual Meeting. The matters voted upon and the results of the vote were as follows:

Proposal 1: Approval and adoption of amendments to the Company’s Certificate of Incorporation, as amended (the “Charter”) to declassify the Board and make related changes.

A proposal to approve and adopt amendments to the Charter to declassify the Board and make related changes did not receive a sufficient number of votes from stockholders to be approved. In order to be approved, this proposal required the affirmative vote of at least two-thirds of the outstanding shares entitled to vote at the Annual Meeting. Although 94.62% of the shares voted at the Annual Meeting were voted in favor of this proposal, only 14.05% of the total number of shares outstanding at the record date and entitled to vote were voted in favor of the proposal. The vote totals for this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER ONN-VOTES
1,049,033	59,558	32,688	3,491,889

Proposal 2: Election of three Class I Directors to the Board for a three-year term of office expiring at the 2028 annual meeting of stockholders.

The following directors were elected to a three-year term of office expiring at the 2028 annual meeting of stockholders:

NOMINEE	FOR (#)	FOR (%)	WITHHELD	WITHHELD (%)	BROKER NON-VOTES
Daniel S. Goldberger	1,038,247	90.97	103,032	9.03	3,491,889
Julie A. Goldstein	954,261	83.61	187,018	16.39	3,491,889
Patricia Wilber	969,541	84.95	171,738	15.05	3,491,889

Proposal 3: Ratification of CBIZ CPAs P.C. (“CBIZ CPAs”) as Independent Registered Public Accounting Firm.

A proposal to ratify the selection of CBIZ CPAs as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025, was adopted with the votes shown:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,466,992	92,170	74,006	0

Proposal 4: Approval, by non-binding advisory vote, of the resolution approving named executive officer compensation.

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
952,206	137,682	51,391	3,491,889

Item 7.01. Regulation FD Disclosure.

On September 3, 2025, the Company issued a press release, a copy of which is filed herewith as Exhibit 99.1, announcing the appointment of Ms. Bonfiglioli to the Board. The information set forth in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 3, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

September 3, 2025	/s/ Joshua S. Lev
Joshua S. Lev
Chief Financial Officer